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                                  CONFIDENTIAL








                   Maidenform Worldwide, Inc. and Subsidiaries






                      May 1998 Financial Reporting Package


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                      May 1998 Financial Reporting Package

                                    Contents



Schedule                                                                    Page
--------                                                                    ----
May 1998 Month
             - Income Statement                                               1
             - Balance Sheet                                                  2
             - Cash Flow Statement                                            3

May 1998 YTD
             - Income Statement                                               4
             - Cash Flow Statement                                            5




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                   Maidenform Worldwide, Inc. and Subsidiaries
                         May 1998 Month Income Statement
                                 (in thousands)



                                                   Actual
                                                   ------
Net sales
     Wholesale                                   $    12,737
     Retail
                                                       4,446
                                                 ------------
     Total                                       $    17,183
Cost of sales                                         11,579
                                                 ------------
Gross profit                                           5,604
     %                                                  32.6%
Operating expenses
     Design                                              293
     General and administrative                        1,270
     Advertising                                         166
     Coop - advertising                                  455
     Selling                                           1,028
     Selling - Retail                                  1,603
     Distribution                                      1,008
                                                ------------
     Total                                             5,823
                                                ------------

Loss before
     interest and taxes (EBIT)                          (219)
Interest expense                                         447
Reorganization cost                                      183
                                                ------------
Pretax loss                                             (849)
Taxes                                                     43
                                                ------------
Net loss                                        $       (892)
                                                ------------
                                                ------------

EBIT                                                    (219)
Depreciation                                             425
                                                ------------
EBITDAR                                         $        206
                                                ------------
                                                ------------

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                                       (1)


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                   Maidenform Worldwide, Inc. and Subsidiaries
                    Balance Sheets for the Periods Indicated
                                 (in thousands)



                                                           As of
                                                       May 26, 1998
                                                           Actual
                                                           ------
ASSETS
Current assets
     Cash and cash equivalents                          $       6,140
     Accounts receivable, net                                  20,579
     Inventories, net                                          69,594
     Other current assets                                       2,801
     Insurance receivable                                       3,001
                                                        -------------
          Total current assets                                102,115
Property, plant & equipment, net                               32,205
Other assets                                                    4,599
                                                        -------------
     Total assets                                       $     138,919
                                                        -------------
                                                        -------------

LIABILITIES
Current liabilities
     Liabilities not subject to compromise
       Current Liabilities:
          Accounts payable                              $       5,896
          Accrued expenses                                     14,031
          Cash collateral loan                                 29,637
          Revolver                                             15,097
                                                        -------------
               Total current liabilities                       64,661
     Liabilities subject to compromise                        215,811
     Other liabilities                                            657
                                                        -------------
     Total liabilities                                        281,129
                                                        -------------

EQUITY
Stock                                                               5
Paid in capital                                                40,899
Accumulated deficit                                          (173,178)
Year to date loss                                              (9,936)
                                                        -------------
   Total  deficit                                            (142,210)
                                                        -------------
          Total liabilities and deficit                 $     138,919
                                                        -------------
                                                        -------------

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                                       (2)


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                    Maidenform Worldwide, Inc. & Subsidiaries
                     May 1998 Month Statement of Cash Flows
                                 (in thousands)


                                                                                                   Actual
                                                                                                   ------
Operating Activities
Net loss                                                                                  $          (892)
Adjustments to reconcile net loss to net cash used in operating activities:
     Depreciation and amortization                                                                    425
     Changes in operating assets and liabilities:
       Increase in accounts receivable                                                             (2,996)
       Decrease in inventories                                                                        948
       Decrease in prepaid expenses and other assets                                                1,411
       Increase (decrease) in accounts payable, accrued expenses, taxes and sundry
         liabilities                                                                                1,876
                                                                                          ----------------
Net cash provided by (used in) operating activities                                                   772
                                                                                          ----------------
Investing activities
Additions to property, plant and equipment (Net)                                                     (440)
                                                                                          ----------------
Net cash used in investing activities                                                                (440)
                                                                                          ----------------
Financing activities
Net Borrowings under revolving credit loan                                                          1,476
                                                                                          ----------------
Net cash provided by financing activities                                                           1,476
                                                                                          ----------------
Increase (Decrease) in cash                                                                         1,808
Cash at beginning of period                                                                         4,332
                                                                                          ----------------
Cash at end of period                                                                     $         6,140
                                                                                          ----------------
                                                                                          ----------------
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                                       (3)




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                   Maidenform Worldwide, Inc. and Subsidiaries
                          May 1998 YTD Income Statement
                                 (in thousands)


                                                                  Actual
                                                                  ------
            Net sales
                Wholesale                                      $    59,089
                Retail                                              19,061
                                                              --------------
                Total                                          $    78,150
            Cost of sales                                           55,217
                                                              --------------
            Gross profit                                            22,933
                %                                                     29.3%
            Operating expenses
                Design                                               1,607
                General and administrative                           6,479
                Advertising                                            587
                Coop - advertising                                   1,981
                Selling                                              5,602
                Selling - Retail                                     7,951
                Distribution                                         4,894
                                                              --------------
                Total                                               29,101
                                                              --------------
            Loss before
                interest and taxes (EBIT)                           (6,168)
            Interest expense                                         2,102
            Reorganization cost                                      1,423
                                                              --------------
            Pretax loss                                             (9,693)
            Taxes                                                      243
                                                              --------------
                                                              --------------
            Net loss                                           $    (9,936)
                                                              --------------
                                                              --------------
            EBIT                                                    (6,168)
            Depreciation                                             2,083
                                                              --------------
            EBITDAR                                            $    (4,085)
                                                              --------------
                                                              --------------

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                                       (4)


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                    Maidenform Worldwide, Inc. & Subsidiaries
                      May 1998 YTD Statement of Cash Flows
                                 (in thousands)



                                                                                                     Actual
                                                                                                     ------
       Operating Activities
       Net loss                                                                                    $  (9,936)
       Adjustments to reconcile net loss to net cash used in
          operating activities:
            Depreciation and amortization                                                              2,083
            Changes in operating assets and liabilities:
              Increase in accounts receivable                                                         (3,630)
              Increase in inventories                                                                 (2,339)
              Decrease in prepaid expenses and other assets                                            2,378
              Increase (decrease) in accounts payable, accrued expenses, taxes and sundry
                liabilities                                                                            1,149
                                                                                                 -------------
       Net cash used in operating activities                                                         (10,295)
                                                                                                 -------------
       Investing activities
       Additions to property, plant and equipment (Net)                                                 (873)
                                                                                                 -------------
       Net cash used in investing activities                                                            (873)
                                                                                                 -------------
       Financing activities
       Net borrowings under revolving credit loan                                                     10,207
                                                                                                 -------------
       Net cash provided by financing activities                                                      10,207
                                                                                                 -------------
       Decrease in cash                                                                                 (961)
       Cash and Cash Equivalents at beginning of year                                                  7,101
                                                                                                 -------------
       Cash and Cash Equivalents at end of period                                                  $   6,140
                                                                                                 -------------
                                                                                                 -------------
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                                       (5)